21st Annual Needham Growth Conference January 16, 2019 1

Safe Harbor Statements made during this presentation that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and contingencies include, but are not limited to, the following:   Our intentions, beliefs and expectations regarding our expenses, cost savings, sales, operations and future Risks related to tax laws and tax changes (including U.S. and foreign taxes on foreign subsidiaries); financial performance;  Risks related to our international operations;  Our operating results;  Our expectations regarding our revenues, customers and distributors;  Our ability to manage cash flows to enable the business to continue as a going concern;   Our beliefs and expectations regarding our market penetration and expansion efforts, especially considering the Our ability to develop, introduce and commercialize new products, technologies applications or small number of vertical markets and a small number of geographic regions; enhancements to existing products and educate prospective customers;  Our expectations regarding the benefits and integration of recently-acquired businesses and our ability to make  Anticipated growth and trends in our business; future acquisitions and successfully integrate any such future-acquired businesses;  Our ability to successfully complete one or more financings;  Our ability to protect our intellectual property rights and to defend claims against us;  Our ability to otherwise obtain sufficient capital to meet our operating requirements, including, but not  limited to, our investment requirements for new technology and products, or other needs; Dependence upon third party manufacturing and other service providers, many of which are located outside the U.S. and our ability to manage reliance upon certain key suppliers;  Our ability to manage our long-term debt and our ability to service our debt, including our convertible debt;  Our anticipated trends and challenges in the markets in which we operate; and  Risks related to changes in, and uncertainty with respect to, legislation, regulation and governmental  Our expectations and beliefs regarding and the impact of investigations, claims and litigation. policy; Non-GAAP Financial Information  Management also uses certain non-GAAP financial measures in this presentation which constitute “non-GAAP financial measures” as defined by the Securities and Exchange Commission. Management uses these non-GAAP financial measures to enable it to further and more consistently analyze the period-to-period financial performance of its core business operations. Management believes that providing investors with these non-GAAP measures gives them additional information to enable them to assess, in the same way management assesses, the Company’s current and future continuing operations. These non-GAAP measures are not in accordance with, or an alternative for, GAAP, and may be different from non-GAAP measures used by other companies. These non-GAAP measures are in addition to, and not a substitute for or superior to, measures prepared in accordance with GAAP. Reconciliations of the non- GAAP financial measures to the comparable GAAP financial measures are included in the Pro forma Financial Statements slides in this presentation. For further information regarding risks and uncertainties associated with Maxwell's business, please refer to the “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our SEC filings, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q. The Company undertakes no duty to update any forward-looking statement to reflect actual results or changes in the Company’s expectations. 2

Maxwell Technologies – At a Glance Business Highlights Pro Forma Financial Highlights Overview . 2018 Revenue through 9/30/2018: $72M . Founded 1965; IPO 1983 (NASDAQ: MXWL) . 9/30/2018 Cash Balance: $69M . Headquarters: San Diego, CA . Locations: USA, China, Germany, South Korea . Employees: ~380 Pro Forma Geographic Revenue* Products & Markets Energy Storage Dry Battery Electrode $72M Automotive • Grid • Rail • Wind Lithium-Ion Battery *2018 revenue through 9/30/18 excluding High Voltage - external customers in ROW do not individually comprise more than 13% of total 3

High Voltage Divestiture: A Strategic Transformation Maxwell becomes a Pure-Play Energy Storage Technology Company to take Full Advantage of 3 Mega-Trends Renewable Power Generation in the Grid Electrification of Combustion Engine Vehicles Rapid Growth of Battery Electric Vehicles Acceleration of R&D Efforts to Bring Disruptive Technologies to Markets with Enormous Growth Potential 44

Overview of Deal Terms . High Voltage product line sold to Renaissance Investment Foundation on December 19, 2018 . $55 million Purchase Price plus $15 million 2-year earn-out . $48 million Net Cash Received Upfront . $69 million Proforma 9/30/18 Cash Balance Figures Rounded to Nearest Million $ at then current exchange rates Provides Maxwell with Sufficient Capital to Fund “Pure-Play” Growth Strategy & Advance Innovation PENDING 55

Our Business Today: “Pure Play” Technology Platform in Growth Markets Energy Storage Dry Battery Electrode “Market Consolidation & Scale” “Leverage Technology & Partnerships” $1.35B $ Multi-Billion (2023 SAM) (2023 SAM) Sustainable Growth in Unprecedented Long-Term Auto, Grid, Rail and Wind Growth Opportunity Source: Maxwell Market Research, Navigant Research, Customer Feedback, CNEAI production data Energy Storage Target Markets Projected to Grow at 20% CAGR – Reaching $1.35B by 2023 Dry Battery Electrode Represents Significant Growth Opportunity to Enhance Shareholder Value 66

Automotive Focus: Maxwell’s Single Largest Growth Market Design Win Momentum Geely / Volvo Design Win Validation, >$100M Design Wins Proliferation Auto Platform for Ease of Proliferation 2018-2020 2020+ Rapidly Expanding Opportunity Pipeline, ~$1B Multiple, Large-Scale Design Wins on Horizon 2015 2020 2025 2030 7 Gaining Momentum with Significant Long-Term Growth Opportunities to Drive Value 7

Energy Storage Focus Markets Wind Rail Grid Energy Storage E-Active Suspension Ramping Back Up Power Momentum Electric Pitch Control Onboard Rail Grid Stabilization Battery Retrofit System Wayside Rail Microgrids . Battery Retrofit Solution Launched 2018 . CRRC-SRI Mass Production Ramp 1H 2019 . Grid Energy Storage System Launched 2018 . 20,000 Targeted Retrofit Turbines in US . China to add >1000 Trams from 2019 to 2020 . Global Opportunity Pipeline Tripled Targeted Investments & New Technologies Unlocking New Phase of Growth in Target Markets8 8

Rapid Growth of Battery Electric Vehicles: Global Megatrend Driving Transformation of Automotive & Battery Industries 15M – 30M Electric Vehicles Forecasted by 2030 Forecast represents 12x growth from 2017 – 21% CAGR 20 M+ Battery Electric Vehicles GWh Battery Capacity 15 M 1350 GWh Lithium-Ion Battery Capacity by 2030 Equivalent to more than 25 new giga factories 10 M 1350 GWh 5 M Lithium-Ion Battery Energy Density Must Double Required for EV Range Extension & Cost Reduction 2.5 M 27GWh 2015 2020 2025 2030 Lithium-Ion Battery Energy Cost Must Halve Sources: Forecast range derived from Maxwell Market Research, Navigant Research and 3rd party Production Costs & Extended Battery Life Automotive OEM forecasts Patented Breakthrough Dry Battery Electrode Technology to Capitalize on Coming Megatrend 9 9

Dry Battery Electrode: Completing Major Performance Milestones Transformational Battery Technology Enabling Electric Vehicle Megatrend Energy Density: >300 Wh/kg Demonstrated with Path to >500Wh/kg identified Extended Battery Life: Improved Durability; Extending Battery Life up to 2x Cost Reduction: 16x Production Capacity Density Increase; 10-20%+ Cost Reduction versus State-of-the-Art Wet Electrodes Technology Enablement & Environmentally Responsible: No Solvents, Next Gen Materials, Cobalt-Free, Solid State High Likelihood of Strategic Partnership(s) Within Six Months 1010

Our Focus is Clear – Now its About Execution Optimized Portfolio with Laser Focus on Dry Battery Electrode & Energy Storage Future Energy Storage Dry Battery Electrode Innovative Portfolio Balance Sheet Vital Large Scale Opportunities Commercial Partnerships Multiple Inflection Points on Capitalized to Unlock Value of in Automotive, Grid, Rail & Wind Horizon Technology Platform Executing to Leverage Momentum & Exploring All Avenues to Deliver Growth & Shareholder Value 1111

Thank You 12

Pro Forma Financial Statements (Unaudited) Non-GAAP STATEMENT OF OPERATIONS As Reported Total Adjustments Pro Forma GAAP Pro Forma Non-GAAP Adjustments (in Thousands) Nine Months Ended Nine Months Ended Nine Months Ended 9/30/2018 9/30/2018 9/30/2018 Revenue $ 91,607 19,365 $ 72,242 $ 72,242 Cost of revenue 74,128 10,326 63,802 (1,151) 62,651 Gross profit 17,479 9,039 8,440 1,151 9,591 GM% 19.1% 11.7% 13.3% Operating expenses: Selling, general and administrative 28,411 5,228 23,183 (5,665) 17,518 Research and development 16,680 1,642 15,038 (1,063) 13,975 Restructuring and exit costs (26) - (26) 26 - Total operating expenses 45,065 6,870 38,195 (6,702) 31,493 Loss from operations (27,586) 2,169 (29,755) 7,853 (21,902) Interest expense (income), net 3,275 (10) 3,285 (1,230) 2,055 Other components of defined benefit plans, net (649) (732) 83 - 83 Other (income) expense (7) 22 (29) - (29) Foreign currency exchange loss (gain), net 383 47 336 - 336 Income (loss) before income taxes (30,588) 2,842 (33,430) 9,083 (24,347) Income tax provision (benefit) (358) (727) 369 369 Net income (loss) $ (30,230) $ 3,569 $ (33,799) $ 9,083 $ (24,716) Earnings Per Share $ (0.77) $ (0.86) $ (0.63) Weighted average common shares outstanding, Basic & Diluted 39,381 39,381 39,381 13

Pro Forma Financial Statements (Unaudited) Adjusted EBITDA Reconciliation As Reported Adjustments Pro Forma (in Thousands) Nine Months Ended Nine Months Ended 9/30/2018 9/30/2018 GAAP net loss $ (30,230) 3,569 $ (33,799) Interest expense, net 3,275 (10) 3,285 Income tax provision (benefit) (358) (727) 369 Depreciation 6,040 1,056 4,984 Amortization of intangible assets 935 - 935 EBITDA (20,338) 3,888 (24,226) Foreign currency exchange loss, net 383 47 336 Other (income) expense (7) 22 (29) Stock-based compensation expense 7,365 484 6,881 Restructuring and and related costs (26) - (26) SEC and FCPA legal and settlement costs 64 - 64 Adjusted EBITDA $ (12,559) 4,441 $ (17,000) 1314

Pro Forma Financial Statements (Unaudited) BALANCE SHEET Total As Reported Adjustments Pro Forma (in Thousands) 9/30/2018 9/30/2018 ASSETS Current assets: Cash and cash equivalents $ 23,561 (45,228) $ 68,789 Trade and other accounts receivable, netet 30,022 8,664 $ 21,358 Inventories 39,621 11,399 $ 28,222 Prepaid expenses and other current assets 4,119 171 $ 3,948 Total current assets 97,323 (24,994) 122,317 Property and equipment, net 31,308 7,932 $ 23,376 Intangible assets, net 10,344 - $ 10,344 Goodwill 35,464 21,235 $ 14,229 Pension asset 11,949 11,949 $ — Other non-current assets 730 - $ 730 Total assets $ 187,118 16,122 $ 170,996 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Accounts payable and accrued liabilities $ 18,870 3,459 $ 15,411 Accrued employee compensation 7,244 422 $ 6,822 Deferred revenue and customer deposits 4,101 55 $ 4,046 Short-term borrowings and current portion of long-term debt 34 34 $ — Total current liabilities 30,249 3,970 26,279 Deferred tax liability, long-term 7,831 7,726 $ 105 Long-term debt, excluding current portion 36,454 56 $ 36,398 Defined benefit plan liability 4,109 - $ 4,109 Other long-term liabilities 2,356 31 $ 2,325 Total liabilities 80,999 11,783 69,216 Stockholders’ equity: Common stock 4,584 - $ 4,584 Additional paid-in capital 368,044 284 $ 367,760 Accumulated deficit (277,185) (6,316) $ (270,869) Accumulated other comprehensive income 10,676 10,371 $ 305 Total stockholders’ equity 106,119 4,339 101,780 Total liabilities and stockholders’ equity $ 187,118 16,122 $ 170,996 1512